THE FORESTER FUNDS

Forester Value Fund

Forester Discovery Fund

SUPPLEMENT TO THE SAI DATED JUNE 7, 2009

The Fund Accountant and Custodian for the Forester Discovery Fund have changed. The Statement of Additional Information has been revised as follows:

The following replaces the paragraph under the heading "FUND ACCOUNTANT AND TRANSFER AGENT" on page 15 of the Prospectus:

FUND ACCOUNTANT AND TRANSFER AGENT

The fund accountant and transfer agent for The Forester Value Fund and The Forester Discovery Fund is Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  The fund accountant keeps track of assets, expenses and calculating each Fund's net asset value. The transfer agent registers each shareholder and records the number of shares. In any claims against the Mutual Shareholder Services and its personnel for acts in its capacity as fund accountant or transfer agent, a mere negligence standard shall apply to such acts.

The following replaces the paragraph under the heading "CUSTODIAN" on page 15 of the Prospectus:

CUSTODIAN

Huntington National Bank, 7 Easton Oval, Columbus, Ohio 43219, acts as custodian for The Forester Value Fund and The Forester Discovery Fund.  As such, Huntington National Bank holds all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Huntington National Bank does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE